Exhibit 10.4

WARRANT NO.

FIRST PHYSICIANS CAPITAL GROUP, INC.

(A Delaware Corporation)

WARRANT TO PURCHASE

SHARES OF COMMON STOCK

Effective January 17, 2014

THE OFFER AND SALE OF THIS WARRANT (THIS “WARRANT”) AND THE SECURITIES ISSUABLE UPON THE EXERCISE THEREOF (THE “UNDERLYING SECURITIES”) HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE LAWS OF ANY STATE. THIS WARRANT AND THE UNDERLYING SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED, MORTGAGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT WITH RESPECT TO SUCH TRANSFER OR AN OPINION OF ISSUER’S LEGAL COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION UNDER THE SECURITIES ACT IS NOT REQUIRED BY VIRTUE OF AN AVAILABLE EXEMPTION THEREFROM.

THIS CERTIFIES THAT, for value received, SMP Investments I, LLC, a Michigan limited liability company, or its registered assigns (“Holder”), is entitled to purchase, subject to the conditions set forth below, at any time or from time to time during the Exercise Period (as defined in Section 1.2 below), eight million five hundred thousand (8,500,000) shares (“Shares”) of fully paid and non-assessable common stock, par value $0.01 per share (the “Common Stock”), of First Physicians Capital Group, Inc., a Delaware corporation (the “Company”), at the per share purchase price set forth in Section 1.1 below (the “Warrant Price”), subject to the further provisions of this Warrant.

1.	EXERCISE OF WARRANT

The terms and conditions upon which this Warrant may be exercised, and the Shares subject hereto may be purchased, are as follows:

1.1 Warrant Price. The Warrant Price shall be $0.01 per Share, subject to adjustment as provided in Section 4 below.

1.2 Method Of Exercise. Holder may at any time beginning on the effective date of this Warrant and for five (5) years from such date of effectiveness, or such later date as the Company may in its sole discretion determine (the “Exercise Period”), exercise in whole or in part the purchase rights evidenced by this Warrant. Such exercise shall be effected by:

(a) the surrender of this Warrant, together with a duly executed copy of the form of notice of exercise attached hereto as Exhibit A, to the Secretary of the Company at its principal offices;

(b) the payment to the Company, by cash or wire transfer to the Company’s account, of an amount equal to the aggregate Warrant Price for the number of Shares for which the purchase rights hereunder are being exercised; and

(c) the delivery to the Company, if necessary in the discretion of counsel for the Company, to assure compliance with the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws, of an instrument executed by holder certifying that the Shares are being purchased solely for the account of Holder and not with a view to any resale or distribution in violation of the Securities Act or applicable state securities laws.

1.3 Issuance Of Shares and New Warrant. If the purchase rights evidenced by this Warrant are exercised in whole or in part, one or more certificates for the purchased Shares shall be issued as soon as practicable thereafter to Holder. If the purchase rights evidenced by this Warrant are exercised only in part, the Company shall also deliver to Holder at such time a new warrant evidencing the purchase rights regarding the number of Shares (if any) for which the purchase rights under this Warrant remain unexercised and continue in force and effect. All new warrants issued in connection with the provisions of this Section 1.3 shall bear the same date as this Warrant and shall be substantially identical in form and provisions to this Warrant except for the number of Shares purchasable thereunder. Each person in whose name any certificate for Shares is to be issued shall for all purposes be deemed to have become the holder of record of such Shares on the date on which this Warrant was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of such stock certificate, except that if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such Shares at the close of business on the next succeeding date on which the stock transfer books are open.

2.	TRANSFERS

2.1 Transfers. This Warrant and all rights hereunder are transferable in whole or in part by the Holder subject to the provisions of Section 7 below. The transfer shall be recorded on the books of the Company upon (i) the surrender of this Warrant (together with a duly executed and endorsed copy of the form of transfer certificate attached hereto as Exhibit B) to the Secretary of the Company at its principal offices, and (ii) the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to the several holders one or more appropriate new warrants.

2.2 Registered Holder. Each holder of this Warrant agrees that until such time as any transfer pursuant to Section 2.1 above is recorded on the books of the Company, the Company may treat the registered Holder of this Warrant as the absolute owner.

2.3 Form Of New Warrants. All new warrants issued in connection with transfers of this Warrant shall bear the same date as this Warrant and shall be substantially identical in form and provisions to this Warrant except for the number of Shares purchasable thereunder.

3.	NO FRACTIONAL SHARES

Notwithstanding any adjustment (as required hereby) to the number of Shares purchasable upon the exercise of this Warrant, the Company shall not be required to issue any fraction of a Share upon exercise of this Warrant. If, by reason of any change made pursuant to Section 4 below, the Holder would be entitled, upon the exercise of any rights evidenced hereby, to receive a fractional interest in a Share, the

Company shall, upon such proper exercise of this Warrant, purchase such fractional interest for an amount in cash equal to the fair market value of such fractional interest, determined as of the date of such exercise of this Warrant.

4.	ANTIDILUTION PROVISIONS

4.1 Stock Splits And Combinations. If the Common Stock shall at any time be subdivided into a greater number of shares, then the number of Shares purchasable upon exercise of this Warrant shall be proportionately increased and the Warrant Price shall be proportionately decreased; and, conversely, if the Common Stock shall at any time be combined into a smaller number of shares, then the number of Shares purchasable upon exercise of this Warrant shall be proportionately reduced and the Warrant Price shall be proportionately increased. Any adjustments under this Section 4.1 shall become effective at the close of business on the date the subdivision or combination becomes effective.

4.2 Reclassification, Exchange and Substitution. If the Common Stock shall be changed into shares of any other class or classes of stock or other securities of the Company, whether by capital reorganization, reclassification, or otherwise, Holder shall, upon exercise of this Warrant, be entitled to purchase for the same aggregate consideration, in lieu of the Shares that Holder would have become entitled to purchase but for such change, such number, class and series of securities of the Company as would have been issuable in connection with such event to a holder of that number of shares of Common Stock purchasable upon exercise of this Warrant immediately prior to such reorganization, reclassification or other change. The Warrant Price shall be appropriately adjusted to reflect that reorganization, reclassification or other change. Any adjustments under this Section 4.2 shall become effective at the close of business on the date such change of the Common Stock into shares of any other class or classes of stock or other securities of the Company becomes effective.

4.3 Reorganizations, Mergers, Consolidations Or Sale Of Assets. If at any time there shall be a reorganization involving the Common Stock (other than a stock split, combination, reclassification, exchange, or subdivision of shares provided for in Sections 4.1 and 4.2 above) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company’s assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that Holder shall thereafter be entitled to receive upon exercise of this Warrant, in accordance with the terms hereof, in lieu of the Shares that Holder would have become entitled to purchase but for such event, such other securities or property of the Company, or of the successor corporation resulting from such event, to which Holder would have been entitled in such reorganization, merger, consolidation or sale if this Warrant had been exercised immediately before that reorganization, merger, consolidation or sale. In any such case, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of Holder after the reorganization, merger, consolidation, or sale to the end that the provisions of this Warrant (including adjustment of the Warrant Price then in effect and number of Shares purchasable upon exercise of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant. The Company shall provide Holder with at least twenty (20) days’ prior written notice of any of the events described in the first sentence of this Section 4.3.

4.4 Adjustments of Other Distributions. If the Company shall at any time declare and pay or deliver to the holders of Common Stock a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights, in any case of a kind not referred to above, then, upon exercise of this Warrant, Holder shall be entitled to receive a proportionate share of any such distribution as though Holder was the holder of the number of shares of Common Stock into which this Warrant may be exercised as of the record date fixed for the determination of the holders of Common Stock entitled to receive such distribution.

4.5 Certificate as to Adjustments. In the case of an event requiring adjustment under this Section 4, the Company will, as soon as reasonably practicable following such event requiring the adjustment, compute such adjustment in accordance with the terms hereof and notify Holder of the event requiring adjustment and the calculations and results of such adjustment.

4.6 Reservation of Stock Issuable Upon Exercise. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

4.7 Method of Calculation. All calculations under this Section 4 shall be made to the nearest one hundredth of a share.

5.	RIGHTS PRIOR TO EXERCISE OF WARRANT

This Warrant does not entitle Holder to any of the rights of a stockholder of the Company, including (without limitation) the right to receive dividends or other distributions, to vote or consent, or to receive notice as a stockholder of the Company. If, however, at any time prior to the expiration of this Warrant and prior to its exercise,

(a) the Company shall declare any dividend payable in any securities upon outstanding shares of Common Stock or make any other distribution (other than a regular cash dividend) to the holders of shares of Common Stock;

(b) the Company shall offer to the holders of shares of Common Stock any additional shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock or any right to subscribe for or purchase any thereof; or

(c) a dissolution, liquidation or winding-up of the Company (other than in connection with a reorganization, consolidation, merger, or sale of all or substantially all of its assets as an entirety) shall be approved by the Company’s Board of Directors, then, in any one or more of such events the Company shall give notice in writing of such event to Holder, at its address as it shall then appear on the Company’s records, at least twenty (20) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividends, distribution, or subscription rights, or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding-up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be.

Any failure to give such notice or any defect therein, however, shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or such proposed dissolution, liquidation or winding-up.

6.	SUCCESSORS AND ASSIGNS

The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Holder and its successors and permitted assigns.

7.	RESTRICTED SECURITIES

To enable the Company to comply with the Securities Act and applicable state securities laws, the Company may require Holder, as a condition of the transfer or exercise of this Warrant, to give written assurance satisfactory to the Company that this Warrant, or in the case of an exercise hereof the Shares, are being acquired for its own account, for investment only, with no view to the distribution of the same in violation of the Securities Act or applicable state securities laws. Any disposition of all or any portion of this Warrant or the Shares shall not be made unless and until:

(a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(b) Holder has (i) notified the Company of the proposed disposition and furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) furnished the Company with an opinion of counsel, satisfactory to the Company, that such disposition will not require registration of such securities under the Securities Act and applicable state securities laws.

Holder acknowledges that this Warrant is, and each of the Shares issuable upon the exercise hereof will be, a restricted security, and that the certificate or certificates evidencing such Shares will bear a legend substantially similar to the following:

“THE OFFER AND SALE OF THE SHARES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THEY MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED, MORTGAGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING THESE SECURITIES UNDER SUCH ACT OR LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT REGISTRATION IS NOT REQUIRED THEREUNDER.”

8.	LOSS OR MUTILATION

Upon receipt by the Company of satisfactory evidence of the ownership of and the loss, theft, destruction, or mutilation of this Warrant, and (i) in the case of loss, theft, or destruction, upon receipt by the Company of indemnity satisfactory to it, or (ii) in the case of mutilation, upon receipt of this Warrant and upon surrender and cancellation of this Warrant, the Company shall execute and deliver in lieu thereof a new Warrant representing the right to purchase an equal number of Shares.

9.	NOTICES

All notices, requests, demands and other communications under this Warrant shall be in writing and shall be deemed to have been duly given on the date of receipt (or refusal of receipt) if delivered personally or by courier by the party to whom notice is to be given, or on the earlier of the third business day after the date of mailing or receipt if mailed to the party to whom notice is to be given by first class mail, registered or certified, postage prepaid, and properly addressed as follows: if to Holder, at its address as shown in the Company’s records; and if to the Company, at its principal office. Either party may change its address for purposes of this Section 9 by giving the other party written notice of the new address in the manner set forth above.

10.	GOVERNING LAW; JURISDICTION

This Warrant shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant and all disputes arising hereunder shall be governed by, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Any suit, action or proceeding seeking to enforce any provision of, or based on any dispute or matter arising out of or in connection with, this Warrant must be brought in the state and federal courts located in Los Angeles, County, California. The Company and the Holder each (a) consent to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding, (b) irrevocably waive, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum, (c) will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (d) will not bring any action relating to this Warrant in any other court.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed on its behalf by one of its officers thereunto duly authorized as of January 17, 2013.

FIRST PHYSICIANS CAPITAL GROUP, INC.

By:
Sean Kirrane
Chief Executive Officer

EXHIBIT A

NOTICE OF EXERCISE

First Physicians Capital Group, Inc.

9663 Santa Monica Blvd., #959

Beverly Hills, CA 90210

Gentlemen:

The undersigned,                     , hereby elects to purchase, pursuant to the provisions to the foregoing Warrant held by the undersigned,                      shares of the Common Stock, par value $0.01 (the “Common Stock”), of First Physicians Capital Group, Inc.

The undersigned (check one and complete):

        herewith encloses the Warrant and cash or has made a wire transfer to the Company’s account in the amount of $         in payment of the Warrant Price.

The undersigned hereby represents and warrants as follows:

(a) the undersigned is acquiring such shares of the Common Stock for its own account for investment and not for resale or with a view to distribution thereof in violation of the Securities Act of 1933, as amended, and the regulations promulgated thereunder (the “Securities Act”); and

(b) the undersigned is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act and, if an entity, was not organized for the purpose of acquiring the Warrant or such shares of the Common Stock. The undersigned’s financial condition is such that it is able to bear the risk of holding such securities for an indefinite period of time and the risk of loss of its entire investment. The undersigned has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company.

Please issue a certificate or certificates for such shares of the Common Stock in the following name or names and denominations and deliver such certificate or certificates to the person or persons listed below at their respective address set forth below:

If said number of shares of Common Stock shall not be all the shares of the Common Stock issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the remaining balance of such shares of the Common Stock less any fraction of a share of the Common Stock paid in cash pursuant to Section 3 of the attached warrant.

DATED:                 ,         .

Signature:

Address:

EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of Shares of Common Stock set forth below:

No. of Shares
Name and Address of Assignee	Common Stock

and does hereby irrevocably constitute and appoint as Attorney                                          to register such transfer on the books of                                          maintained for the purpose, with full power of substitution in the premises.

Dated:                  ,         .

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alternation or enlargement or any change whatsoever.